EXHIBIT 32.1

                 Certification Pursuant to 18 U.S.C Section 1350
                       as adopted pursuant to Section 906
                        of the Sarbanes-Oxley Act of 2002



In connection with the Amendment No. 1 to Annual Report of AngelCiti Entertainment, Inc. (the "Company") on Form 10-KSB for the period ending December 31, 2004 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), we, George Gutierrez, Chief Executive Officer of the Company, and Dean Ward, Chief Financial Officer of the Company, hereby certify, pursuant to 18 U.S.C. Section 1350 as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

     (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.




Dated: December 12, 2005               /s/ George Gutierrez
                                       -----------------------------------------
                                       George Gutierrez, Chief Executive Officer


Dated: December 12, 2005               /s/ Dean Ward
                                       -----------------------------------------
                                       Dean Ward, Chief Financial Officer